                                   THE STRONG
                               DISCOVERY FUND II
                       ANNUAL REPORT o DECEMBER 31, 1996

                                  [PIE CHART]
                               [PHOTO OF FAMILY]
                                  [BAR GRAPH]

                       DESIGNED TO SEEK CAPITAL GROWTH BY
                      EMPHASIZING INVESTMENTS IN COMPANIES
                      WITH ATTRACTIVE GROWTH OPPORTUNITIES

                                 [STRONG LOGO]
                                  STRONG FUNDS

                                   THE STRONG
                                DISCOVERY FUND II
                        ANNUAL REPORT o DECEMBER 31, 1996

                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Discovery Fund II .........................................2


FINANCIAL INFORMATION
     Schedule of Investments in Securities ................................4

     Statement of Operations ..............................................7

     Statement of Assets and Liabilities ..................................8

     Statement of Changes in Net Assets ...................................8

     Notes to Financial Statements ........................................9


FINANCIAL HIGHLIGHTS .....................................................11

REPORT OF INDEPENDENT ACCOUNTANTS ........................................12

THE STRONG DISCOVERY FUND II

THROUGH  FREQUENT   DISCUSSIONS  WITH  MANAGEMENT,   SUPPLIERS,   CUSTOMERS  AND
COMPETITORS, WE BELIEVE WE CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT AREN'T REFLECTED ON HISTORICAL FINANCIAL STATEMENTS.

The Strong Discovery Fund II seeks to provide investors with capital growth by investing in a diversified portfolio of small-, mid-, and larger-cap stocks.

Our investment approach combines number-crunching research with on-site visits to the companies in which we invest. Through frequent discussions with management, suppliers, customers and competitors, we believe we can identify vital aspects of companies that aren't reflected on historical financial statements.


A DIFFICULT FIRST HALF OF 1996 FOR THE FUND...
The Fund's charter gives us the flexibility to allocate assets away from stocks when we believe it is appropriate. Historically, when it appears the market has gotten ahead of itself, we've taken defensive positions to help protect capital. Early 1996 was one of those times.

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Short-Term Investments        7.0%
Stocks                       93.0%

The year began with investors having enjoyed one of the better markets on record. However, signs of economic weakness led us to anticipate a downturn in economic activity that would put corporate profits and the stock market at risk. Therefore, we decided to reduce the portfolio's commitment to stocks and invest the proceeds in U.S. Treasury bonds.

But as the first half of the year unfolded, a sharp rebound in economic growth fueled higher stock prices. Our decision to conservatively position the Fund prevented it from fully participating in the market's strong advances early in the year. In addition, interest rates rose as the economy recovered, which negatively impacted the Fund's bond holdings.

By March, we realized that our cautious stance was incorrect, and we began to reallocate the bond investments back into stocks. While the decision to return the portfolio to a normal position emphasizing stocks was sound, the timing was poor. In June and July, the market corrected sharply, impacting small and mid-cap growth stocks most significantly. This sequence of events caused the Fund to under perform the stock market and its peer group during the first half of 1996.


 ...A RETURN TO FORM IN LATTER PART OF THE YEAR
During the last five months of the year, the major stock indexes moved higher as corporate profits continued growing and inflation remained low, enabling the stock market to anticipate lower interest rates. However, the market's advance later in the year was concentrated mainly in the stocks of large companies:


TOTAL RETURNS FOR 1996(1)*
--------------------------------------------------------------------------------

S&P 500 (large companies)                   22.96%

Russell 2000(R) (smaller companies)         16.49%

Lipper Capital Appreciation Funds Index
  (our growth peer group)                   14.95%
--------------------------------------------------------------------------------


Despite bias toward larger firms, the portfolio performed well from August through the end of the year, gaining 13.09% topping our Lipper peer group's 12.59% gain and enabling us to end the year in positive territory.(1)


FOCUSING ON WHAT WE DO BEST
To a large extent, the Fund's improved performance later in the year was due to our focusing on what we do best. Our strength is identifying companies that are just starting to blossom, and it's typically been our adeptness at identifying good growers that has generated our greatest success over the years. To that end, we re-evaluated the portfolio to emphasize these strengths.

o Brick-by-brick recovery program. We avoided the temptation to make big bets in an effort to quickly catch up with the market. Rather, we chose to rely on our time-tested stock picking abilities to gradually close the gap.

o Face-to-face evaluation. We spent 2-3 days a week visiting companies, appraising management and generally "kicking the tires." Just since August, we have met with the management of over 150 companies.

o Diversify, but stay focused on small- and medium-size growth companies. Small companies are where we usually find the attributes we prize. To help ensure that we invest in these companies in a disciplined way, we generally divide the portfolio into three tiers: one third in companies with a market capitalization less than $1 billion, one third committed to companies between $1-3 billion, and the final third invested in larger firms. (By comparison, the S&P 500's weighted average market-cap is over $20 billion.)

o Welcomed Charles "Chip" Paquelet. In August, Chip Paquelet was named portfolio co-manager of the Fund. Chip, whom I've worked with for more than eight years, managed the Strong Small Cap Fund from its inception on December 29, 1995 through August of 1996. His proven ability to identify attractive growth companies should be a great asset.

Having thoroughly reviewed the Fund's holdings, we believe it is well-positioned to pursue its growth goal.


WE SEE MANY OPPORTUNITIES AHEAD
Currently, we like the environment for U.S. stocks. The economy appears strong enough to support attractive growth in corporate profits, but not so strong as to trigger inflation and higher interest rates. In addition, valuations should benefit as baby boomers ratchet up their savings for retirement.

Large cap stock prices largely reflect this positive environment. But we believe the stocks of small and mid-size companies still have room for strong gains. In fact, we've not had a problem finding attractively priced stocks with exciting growth prospects.

For instance, we estimate the average annual growth rate of the companies in the portfolio at 24% - more than twice that of the companies in the S&P 500 Index. By concentrating on companies with superior growth potential, our goal over time is to return the Fund's performance to the strong relative and absolute level that existed prior to 1996. Your continued confidence is appreciated as we work to accomplish this.


Sincerely,


/s/Richard S. Strong
Richard S. Strong
Portfolio Manager



/s/Charles A. Paquelet
Charles A. Paquelet
Portfolio Manager
[PHOTO OF RICHARD S. STRONG AND CHARLES A. PAQUELET]


--------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                                        As of 12-31-96

                                                        1-year      0.81%

                                                        3-year      8.86%

                                                  Since Inception  12.29%
                                                    (on 5-8-92)

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 5-8-92 to 12-31-96
[GRAPH]
                                                        Lipper Capital
                 The Strong            S & P 500         Appreciation
              Discovery II Fund       Stock Index         Funds Index
              -----------------       -----------         -----------
4-92              10,000                10,000              10,000
12-92             10,887                10,680              11,024
12-93             13,285                11,756              12,760
12-94             12,569                11,912              12,447
12-95             17,001                16,388              16,379
12-96             17,138                20,151              18,828

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.
--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 and Russell index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1996
--------------------------------------------------------------------------------

                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 92.7%
AEROSPACE & DEFENSE 0.7%
Boeing Company                                       5,600      $   596
Hexcel Corporation (b)                              63,800        1,037
                                                                -------
                                                                  1,633
AIRLINE 0.2%
Atlas Air, Inc. (b)                                  8,750          418

AUTOMOBILE 0.3%
General Motors Corporation                          13,200          736

BANK - MONEY CENTER 2.3%
BankAmerica Corporation                             12,600        1,257
Chase Manhattan Corporation                         22,668        2,023
Citicorp                                            19,425        2,001
                                                                -------
                                                                  5,281
BANK - REGIONAL 0.2%
First Bank System, Inc.                              6,200          423

BROKERAGE & INVESTMENT MANAGEMENT 0.1%
The Quick & Reilly Group, Inc.                       9,312          278

CHEMICAL - SPECIALTY 0.0%
Great Lakes Chemical Corporation                       600           28

COMMERCIAL SERVICE 7.4%
Accustaff, Inc. (b)                                255,800        5,404
Bacou U.S.A., Inc. (b)                              77,250        1,284
Consolidated Graphics, Inc. (b)                     81,100        4,542
Getty Communications PLC Sponsored ADR (b)          80,800        1,212
Interim Services, Inc. (b)                          40,000        1,420
Manpower, Inc.                                      11,000          357
PIA Merchandising Services, Inc. (b)               122,100        1,282
Pittston Company Brinks Group                       22,600          610
Sensormatic Electronics Corporation                  7,925          133
Universal Outdoor Holdings, Inc. (b)                24,200          569
Vallen Corporation (b)                              15,200          253
                                                                -------
                                                                 17,066
COMPUTER - MAINFRAME 1.7%
International Business Machines Corporation         25,900        3,911

COMPUTER - PERIPHERAL EQUIPMENT 0.7%
Creative Technology, Ltd. (b)                       95,900        1,127
Micros Systems, Inc. (b)                             2,800           86
U.S. Robotics, Inc. (b)                              6,600          475
                                                                -------
                                                                  1,688
COMPUTER SERVICE 1.3%
National Techteam, Inc. (b)                         44,100          882
Sykes Enterprises, Inc. (b)                         53,500        2,006
                                                                -------
                                                                  2,888
COMPUTER SOFTWARE 2.6%
Ascend Communications, Inc. (b)                        900           56
BroadVision, Inc. (b)                               31,300          247
Cisco Systems, Inc. (b)                             13,800          878
Computer Associates International, Inc.             22,200        1,105
FileNet Corporation (b)                             13,000          416
IA Corporation (b)                                  40,700          239
McAfee Associates, Inc. (b)                         34,600        1,522
OneWave, Inc. (b)                                   28,900          226
Phoenix International, Inc. (b)                     11,500          198
Select Software Tools, Ltd. Sponsored ADR (b)       12,900          235
Sterling Commerce, Inc. (b)                         17,000          599
TriTeal Corporation (b)                             15,900          338
                                                                -------
                                                                  6,059

DIVERSIFIED OPERATIONS 0.1%
Minnesota Mining & Manufacturing Company             2,100          174

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.2%
Harmonic Lightwaves, Inc. (b)                       10,800          166
Universal Electronics, Inc. (b)                     47,725          263
                                                                -------
                                                                    429
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.7%
Cypress Semiconductor, Inc. (b)                      7,600          108
Intel Corporation                                   31,650        4,144
Motorola, Inc.                                      11,150          684
SDL, Inc. (b)                                        3,700           97
Texas Instruments, Inc.                              8,800          561
Uniphase Corporation (b)                            11,125          584
                                                                -------
                                                                  6,178
FINANCE - MISCELLANEOUS 1.0%
American Express Company                            31,400        1,774
Checkfree Corporation (b)                           11,400          195
MoneyGram Payment Systems, Inc. (b)                 21,950          291
                                                                -------
                                                                  2,260
HEALTHCARE - DRUG/DIVERSIFIED 2.8%
Halsey Drug Company, Inc. (b)                      354,400        2,171
Eli Lilly & Company                                  6,700          489
Pharmacia & Upjohn, Inc.                            96,970        3,842
                                                                -------
                                                                  6,502

HEALTHCARE - INSTRUMENTATION 0.2%
FemRx, Inc. (b)                                    112,550          506

HEALTHCARE - MEDICAL SUPPLY 9.5%
Bergen Brunswig Corporation Class A                 35,850        1,022
Cohr, Inc. (b)                                      50,300        1,358
Dentsply International, Inc.                        41,200        1,957
Foxmeyer Health Corporation (b)                    635,400        1,033
Laboratory Corporation of America Holdings
  Warrants, Expire 4/28/00 (b)                       9,801            1
McKesson Corporation                               149,950        8,397
NCS Healthcare, Inc. Class A (b)                    42,900        1,249
Omnicare, Inc.                                      17,500          562
Steris Corporation (b)                               8,900          387
Suburban Ostomy Supply Company, Inc. (b)           195,900        2,694
Sybron International Corporation (b)                97,575        3,220
                                                                -------
                                                                 21,880
HEALTHCARE - PATIENT CARE 3.0%
American Healthcorp, Inc. (b)                        7,400           86
Humana, Inc. (b)                                    39,400          753
Renal Treatment Centers, Inc. (b)                   13,600          347
United Dental Care, Inc. (b)                       186,500        5,665
                                                                -------
                                                                  6,851
HEALTHCARE - PRODUCT 0.3%
Sabratek Corporation (b)                            40,400          641

HOUSEHOLD APPLIANCES & FURNISHINGS 1.2%
Fedders Corporation Class A                        197,400          987
Harman International Industries, Inc.               27,700        1,541
Newell Companies, Inc.                               6,700          211
                                                                -------
                                                                  2,739
HOUSING RELATED 1.0%
Diamond Home Services, Inc. (b)                     66,900        1,840
Royal Plastics Group, Ltd. (b)                      18,900          352
                                                                -------
                                                                  2,192
INSURANCE - LIFE 0.2%
Conseco, Inc.                                        6,600          421

INSURANCE - MULTI-LINE 0.5%
MGIC Investment Corporation                         13,550        1,030

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
LEISURE PRODUCT 1.3%
Custom Chrome, Inc. (b)                             67,500     $  1,359
Harley-Davidson, Inc.                               14,475          680
Mattel, Inc.                                        14,750          409
SCP Pool Corporation (b)                            27,950          580
                                                               --------
                                                                  3,028

LEISURE SERVICE 3.3%
Candlewood Hotel Company, Inc. (b)                  65,200          628
Circus Circus Enterprises, Inc. (b)                 85,500        2,939
The Walt Disney Company                             10,750          748
Hilton Hotels Corporation                           11,100          290
La Quinta Inns, Inc.                                44,500          851
Red Roof Inns, Inc. (b)                            114,300        1,772
Sholodge, Inc. (b)                                  31,000          418
                                                               --------
                                                                  7,646
MACHINE TOOL 0.5%
Applied Power, Inc.                                 28,700        1,137

MACHINERY - MISCELLANEOUS 1.0%
Greenwich Air Services, Inc. (b)                   106,350        2,366

MEDIA - RADIO/TV 1.1%
American Radio Systems Corporation Class A (b)      13,500          368
Clear Channel Communications, Inc. (b)              13,000          469
Comcast Corporation Class A                         11,800          210
Tele Communications, Inc. Class A (b)               25,700          336
Young Broadcasting, Inc. Class A (b)                36,650        1,072
                                                               --------
                                                                  2,455
NATURAL GAS DISTRIBUTION 0.3%
Enron Corporation                                    4,500          194
WICOR, Inc.                                         13,425          482
                                                               --------
                                                                    676
OFFICE AUTOMATION 4.0%
Danka Business Systems PLC Sponsored ADR           252,475        8,931
Xerox Corporation                                    2,850          150
                                                               --------
                                                                  9,081
OIL - NORTH AMERICAN EXPLORATION
  & PRODUCTION 11.0%
Barrett Resources Corporation (b)                    6,400          273
Chesapeake Energy Corporation (b)                   25,100        1,396
Flores & Rucks, Inc. (b)                           224,225       11,940
Nuevo Energy Company (b)                             9,050          471
Triton Energy, Ltd. (b)                             34,525        1,674
Union Pacific Resources Group, Inc.                327,600        9,582
                                                               --------
                                                                 25,336
OIL WELL EQUIPMENT & SERVICE 4.7%
Cooper Cameron Corporation (b)                      32,700        2,501
Global Marine, Inc. (b)                             39,400          813
Marine Drilling Companies, Inc. (b)                 10,800          213
Nabors Industries, Inc. (b)                         82,100        1,580
National-Oilwell, Inc. (b)                          11,700          360
Noble Drilling Corporation (b)                     156,300        3,106
Oceaneering International, Inc. (b)                 40,800          648
Rowan Companies, Inc. (b)                           24,600          557
Schlumberger, Ltd.                                   6,700          669
3DX Technologies, Inc. (b)                          36,000          396
                                                               --------
                                                                 10,843
PAPER & FOREST PRODUCTS 0.1%
Buckeye Cellulose Corporation (b)                    4,700          125

PERSONAL & COMMERCIAL LENDING 2.1%
Associates First Capital Corporation                49,300        2,176
Household International, Inc.                       22,300        2,057
Mercury Finance Company                             45,000          551
                                                               --------
                                                                  4,784

RAILROAD 0.8%
Burlington Northern Santa Fe Corporation            22,500        1,944

REAL ESTATE 0.1%
Signature Resorts, Inc. (b)                          5,100          180

RETAIL - DEPARTMENT STORE 0.8%
Federated Department Stores, Inc. (b)               55,375        1,890

RETAIL - DISCOUNT & VARIETY 1.5%
Consolidated Stores Corporation (b)                 70,000        2,249
Stein Mart, Inc. (b)                                57,300        1,160
                                                               --------
                                                                  3,409
RETAIL - DRUG STORE 1.4%
Revco D.S., Inc. (b)                                40,300        1,491
Rite Aid Corporation                                42,800        1,701
                                                               --------
                                                                  3,192
RETAIL - RESTAURANT 4.2%
Casa Ole Restaurants, Inc. (b)                      52,900          489
Longhorn Steaks, Inc. (b)                           58,250        1,100
McDonald's Corporation                              37,700        1,706
Quality Dining, Inc. (b)                           235,475        4,209
Rainforest Cafe, Inc. (b)                           89,125        2,094
                                                               --------
                                                                  9,598
RETAIL - SPECIALTY 9.6%
CUC International, Inc. (b)                        254,150        6,036
Central Garden & Pet Company (b)                   155,700        3,279
Corporate Express, Inc. (b)                         75,800        2,231
Goody's Family Clothing, Inc. (b)                      600           11
The Home Depot, Inc.                                38,500        1,930
MSC Industrial Direct Company, Inc. Class A (b)     23,100          855
Movie Gallery, Inc. (b)                            320,100        4,161
OfficeMax, Inc. (b)                                179,900        1,912
Wilmar Industries, Inc. (b)                         27,000          749
Zale Corporation (b)                                45,500          870
                                                               --------
                                                                 22,034
SAVINGS & LOAN 1.0%
TCF Financial Corporation                           52,500        2,284

TELECOMMUNICATION EQUIPMENT 1.3%
Aware, Inc. (b)                                     12,800          130
Belden, Inc.                                        35,100        1,299
Cascade Communications Corporation (b)              11,000          606
Loral Space & Communications (b)                    49,250          905
Scientific-Atlanta, Inc.                             6,800          102
                                                               --------
                                                                  3,042
TELECOMMUNICATION SERVICE 0.2%
U.S. West, Inc. Media Group (b)                     23,400          433

TELEPHONE 0.5%
Cincinnati Bell, Inc.                               17,000        1,048

TOBACCO 0.5%
Philip Morris Companies, Inc.                       11,100        1,250

TRANSPORTATION SERVICE 1.2%
Coach USA, Inc. (b)                                 53,400        1,549
Hub Group, Inc. Class A (b)                         43,000        1,150
                                                               --------
                                                                  2,699
                                                               --------
TOTAL COMMON STOCKS (COST $200,686)                             212,692

CONVERTIBLE PREFERRED STOCKS 0.3%
Nuevo Financing 5.75% (Cost $555)                   11,100          595

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 1996
--------------------------------------------------------------------------------

                                                 SHARES OR      VALUE
                                                 PRINCIPAL    (NOTE 2)
                                                   AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 7.1%
COMMERCIAL PAPER
DISCOUNTED 6.7%
RJR Nabisco, Inc., Due 1/02/97                     $ 5,500     $  5,500
Tupperware Corporation, Due 1/02/97                 10,000       10,000
                                                               --------
                                                                 15,500

INTEREST BEARING, DUE UPON DEMAND 0.4%
American Family Financial Services, Inc., 5.51%        588          588
Johnson Controls, Inc., 5.53%                          126          126
Warner Lambert Company, 5.48%                          226          226
                                                               --------
                                                                    940
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $16,440)                      16,440
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
(COST $217,681) 100.1%                                          229,727
Other Assets and Liabilities, Net (0.1%)                           (315)
                                                               --------
NET ASSETS 100.0%                                              $229,412
                                                               ========


                                                   PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
----------------------------------------------------------------
United States .........................................94.9%
United Kingdom. ........................................4.5
Singapore ..............................................0.5
Canada .................................................0.2
Other Assets and Liabilities, Net .....................(0.1)
                                                      -----
Total                                                 100.0%
                                                      =====


LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


                       See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1996

                                                                          (In Thousands)

INCOME:
   Dividends                                                                  $  966
   Interest                                                                    1,167
                                                                              ------
   Total Income                                                                2,133

EXPENSES:
   Investment Advisory Fees                                                    2,296
   Custodian Fees                                                                123
   Shareholder Servicing Costs                                                   253
   Other                                                                         107
                                                                              ------
   Total Expenses                                                              2,779
                                                                              ------
NET INVESTMENT LOSS                                                             (646)

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                               6,862
     Futures Contracts, Options and Forward Foreign Currency Contracts        (4,885)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                 869
     Futures Contracts and Forward Foreign Currency Contracts                 (1,323)
     Foreign Currencies                                                           (2)
                                                                              ------
NET GAIN                                                                       1,521
                                                                              ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $  875
                                                                              ======

                               See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996
                                        (In Thousands, Except Per Share Amounts)

ASSETS:
   Investments in Securities, at Value (Cost of $217,681)              $229,727
   Receivable from Brokers for Securities Sold                              992
   Dividends and Interest Receivable                                        152
   Other Assets                                                              11
                                                                       --------
   Total Assets                                                         230,882

LIABILITIES:
   Payable to Brokers for Securities Purchased                            1,182
   Accrued Operating Expenses and Other Liabilities                         288
                                                                       --------
   Total Liabilities                                                      1,470
                                                                       --------
NET ASSETS                                                             $229,412
                                                                       ========

Capital Shares Outstanding (Unlimited Number Authorized)                 21,237

Net Asset Value Per Share                                                $10.80
                                                                         ======






STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------


                                                                   (In Thousands)
                                                           YEAR ENDED        YEAR ENDED
                                                          DEC. 31, 1996     DEC. 31, 1995
                                                          -------------     -------------

OPERATIONS:
   Net Investment Loss                                     ($    646)       ($    587)
   Net Realized Gain                                           1,977           33,875
   Change in Unrealized Appreciation/Depreciation               (456)          15,183
                                                            --------         --------
   Increase in Net Assets Resulting from Operations              875           48,471

CAPITAL SHARE TRANSACTIONS                                    31,171           80,827

DISTRIBUTIONS:
   In Excess of Net Investment Income                        (20,605)          (3,178)
   From Net Realized Gains                                   (27,076)              --
                                                            --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (15,635)         126,120

NET ASSETS:
   Beginning of Period                                       245,047          118,927
                                                            --------         --------
   End of Period                                            $229,412         $245,047
                                                            ========         ========


                                 See notes to financial statements.
8

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong Discovery Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available when held by the Fund are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
December 31, 1996

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1996 were as follows (in thousands):

     Capital Stock                                                     $233,956
     Undistributed Net Realized Loss                                    (16,588)
     Net Unrealized Appreciation                                         12,044
                                                                       --------
                                                                       $229,412
                                                                       ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the years ended December 31, 1996 and 1995 were as follows (in thousands):

                                        1996                     1995
                                        ----                     ----
                                 Shares     Dollars        Shares    Dollars
                                 ------     -------        ------    -------
     Shares Sold                  8,623    $ 99,577       11,517     $141,163
     Dividends Reinvested         4,416      47,655          240        3,176
     Shares Redeemed            (10,035)   (116,061)      (5,338)     (63,512)
                                 ------    --------       ------     --------
                                  3,004    $ 31,171        6,419     $ 80,827
                                 ======    ========       ======     ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     The amount payable to the Advisor at December 31, 1996 and unaffiliated directors' fees for 1996 were (in thousands) $190 and $5, respectively.

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1996 were as follows (in thousands):

     Purchases:
       U.S. Government and Agency                                $  298,315
       Other                                                      1,776,779

     Sales:
       U.S. Government and Agency                                   322,466
       Other                                                      1,763,523

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2004) for Federal income tax purposes were as follows (in thousands):

     Aggregate Investment Cost                                     $218,614
                                                                   ========
     Aggregate Unrealized:
       Appreciation                                                $ 24,030
       Depreciation                                                 (12,917)
                                                                   --------
                                                                   $ 11,113
                                                                   ========

     Capital Loss Carryovers                                       $ 15,590
                                                                   ========

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1996 which is designated as qualifying for the dividends-received deduction is 1.6%.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------


                                                      12-31-96   12-31-95   12-31-94   12-31-93  12-31-92(b)
                                                      --------   --------   --------   --------  -----------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.44   $  10.07   $  11.54   $  10.15    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                          (0.05)     (0.03)      0.10       0.05        0.04
   Net Realized and Unrealized Gains (Losses)
     on Investments                                       0.04       3.58      (0.71)      2.09        0.78
                                                       -------    -------   --------    --------   --------
Total from Investment Operations                         (0.01)      3.55      (0.61)      2.14        0.82
LESS DISTRIBUTIONS:
   From Net Investment Income                               --        --       (0.10)     (0.05)      (0.04)
   In Excess of Net Investment Income                    (1.05)     (0.18)     (0.43)     (0.70)         --
   From Net Realized Gains                               (1.58)       --       (0.33)        --       (0.63)(d)
                                                      --------   --------   --------   --------    --------
Total Distributions                                      (2.63)     (0.18)     (0.86)     (0.75)      (0.67)
                                                      --------   --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD                        $  10.80   $  13.44   $  10.07   $  11.54    $  10.15
                                                      ========   ========   ========   ========    ========

TOTAL RETURN                                             +0.8%     +35.3%      -5.4%     +22.0%       +8.9%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $229,412   $245,047   $118,927   $ 71,938    $ 26,739
Ratio of Expenses to Average Net Assets                   1.2%       1.3%       1.2%       1.3%        1.7%*
Ratio of Net Investment Income to Average Net Assets     (0.3%)     (0.3%)      1.1%       0.5%        0.5%*
Portfolio Turnover Rate                                 970.0%     542.1%     662.5%     976.5%    1,149.6%
Average Commission Rate Paid(c)                       $ 0.0292

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) Inception date is May 8, 1992.  Total return and portfolio turnover rate are not annualized.
(c) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(d) Ordinary income distribution for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Discovery Fund II

We have audited the accompanying statement of assets and liabilities of Strong Discovery Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Discovery Fund II as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com
                  Strong Funds are offered by prospectus only.

                                                                         4620A97